                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of report: July 27, 2001
                         (Date of earliest event report)

                            Save the World Air, Inc.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Nevada                                                  52-2088326
-------------------------------                             -------------------
(State or other jurisdiction                                  (IRS Employer
 of incorporation)                                          Identification No.)

                                    ---------
                                     0-29185
                              (Commission File No.)

                           1285 Avenue of the Americas
                                   35th Floor
                          New York, New York 10019-6028
                                 (212) 55-44197
          (Address and Telephone Number of Principal Executive Offices)

                                       N/A
          (Former name or former address, if changed since last report)

                                 Jeffrey Muller
                           1285 Avenue of the Americas
                                   35th Floor
                          New York, New York 10019-6028
                                 (212) 55-44197
            (Name, Address and Telephone Number of Agent for Service)

                            ------------------------
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Item 5.  Other Events

Save the World Air Inc. discloses that on May 21, 2001,an International patent application was filed with the Australian Patent Office (RO/AU) for the invention under the name of "Device for Saving Fuel and Reducing Emissions". The patent application was filed by Cullen and Company, 26/239 George Street, Brisbane, Australia, File Reference Number 015009AU/BJ, and specifically seeks to secure international patent protection for the device in those states and countries that are a contracting state of the Harare Protocol and the PCT, and any other state which is a contracting state of the Eurasian Patent Convention and of the PCT and any other state which is a member state of OAPI and a contracting state of the PCT.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 27, 2001                Save The World Air Inc.


                                   By: /s/ Jeffrey A. Muller
                                       ---------------------------
                                       President